EXHIBIT 99.9



                             RADIAN GUARANTY INC.
         1601 Market Street - Philadelphia, PA 19103 - (215) 231-1000

                        MORTGAGE POOL INSURANCE POLICY

RADIAN GUARANTY INC., a Pennsylvania corporation, (a stock insurance company herein called the "Company") agrees to pay to the insured identified below, in consideration of the premium paid or to be paid as specified herein, the loss sustained by reason of the default in payments by a Borrower on any Residential Mortgage Agreement insured under this policy and listed in the attached Schedule A, subject to the terms and conditions contained herein.

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Insured:        The Bank of New York, as Trustee with respect to the Security, located at 101 Barclay Street, New
                York, New York 10286, Attention:  Corporate Trust MBS
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            Policy Number                           Issuance Date                     Effective Date of Policy
              06-033214                             June 29, 2006                           June 1, 2006
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Premium Rates and Due Dates:           On the Issuance Date, a one-time upfront premium equal to $4,925,886 payable in immediately available funds by wire transfer to the account specified by the
                                       Company.

Total Initial Principal Balances:      $689,216,203.

Aggregate Loss Percentage:             6.75%.

Aggregate Loss Limit:                  $46,522,093

Deductible Percentage:                 3.60%.

Deductible Amount:                     $24,811,783, which is equal to the Deductible Percentage of the Total Initial
                                       Principal Balances of the Residential Mortgage Agreements listed in the attached Schedule A.

Aggregate Risk Amount                  $21,710,310

Security:                              CWABS Asset-Backed Certificates Trust 2006-11

Special Conditions:                    This is a second-loss policy. The Company will not be obligated to pay any loss under this Policy unless and until the Insured's losses have exceeded the
                                       Deductible Amount. Claims for losses shall be filed with the Company even if the Insured's losses have not reached the Deductible Amount. If any claim is denied by the Company, the related loss will not be included in the total of the Insured's losses for purposes of calculating whether such losses have exceeded the Deductible Amount.

                                       The Company shall not be liable for and this Policy shall not apply to, extend to or cover any loss for which a claim is made in connection with an act of
                                       Fraud (including but not limited to any breach of a representation or warranty contained in the attached Exhibit A).

                                       With respect to each Residential Mortgage Agreement listed in the attached
                                       Schedule A, the Insured shall comply with the requirements of Condition 6 herein as a condition precedent to any obligation of the Company under this
                                       Policy in respect thereof. The failure of the Insured to comply with any of the foregoing conditions precedent will give the Company in its sole discretion, the right to declare any liability or obligation under this Policy null and void.

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CONDITIONS

1.   Definitions
     -----------

     The terms set forth below shall have the specified meanings when used in this Policy. Capitalized terms used and not defined in this Policy shall have the respective meanings assigned to such terms in the Transaction Agreements.

     A. "Policy" is this policy of insurance and all applications, commitments, endorsements, schedules and exhibits relating hereto, all of which are incorporated by reference herein.

     B. "Schedule A" is the listing of Residential Mortgage Agreements which are insured under this Policy.

     C. "Insured" is the Person designated on the face of this Policy. The Insured may contract with any other Person to perform the Insured's obligations under this Policy.

     D. "Person" is any individual, corporation, partnership, association or other entity.

     E. "Borrower" is the Person required to repay the debt obligation created pursuant to a Residential Mortgage Agreement insured under this Policy.

     F. "Default" occurs when the Borrower becomes in arrears in an amount equal to or greater than one (1) monthly principal and interest payment due under the terms of the Residential Mortgage Agreement or violates any other term or condition of the Residential Mortgage Agreement which is a basis for a foreclosure action.

     G. "Three (3) Months in Default" occurs when the Borrower becomes in arrears in an amount equal to or greater than three (3) monthly principal and interest payments due under the terms of the Residential Mortgage Agreement.

     H. "Residential Mortgage Agreement" is any note and any mortgage, bond, deed of trust, or other instrument used in connection with the Borrower's loan and evidencing a first lien or charge on residential real property.

     I. "Residential" is a type of building or condominium unit which is designed for occupancy by not more than four families.

     J. "Good and Merchantable Title" is title free and clear of all liens, defects encumbrances, covenants, conditions, restrictions and easements, including but not limited to rights of parties in possession, except for:

          (1) the lien of current general real estate taxes and other public charges and assessments not yet due and payable; and

          (2) easements for public utilities, covenants, conditions, restrictions, rights of way, building restrictions, the effect of building laws or regulations with which the improvements on the property comply and other matters of public record, which in any case do not impair the use of the property and the improvements thereon for their intended purposes: and

          (3)  tenants under leases approved in writing by the Insured;

          and except for any other impediments which will not have an adverse effect on the marketability of the title.


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     K.   "Approved Sale" is (1) a sale of property acquired by the Insured because of a Default by Borrower and to which the Company has given prior approval, (2) a foreclosure or trustee's sale of a property to a third party at a price equal to or exceeding the maximum amount specified by the Company to be bid by the Insured, (3) the acquisition of a property by or approved by the insurer pursuant to a Primary Policy, or (4) the acquisition of a property by the Company pursuant to Condition 8D herein.

     L. "Initial Principal Balance" is the unpaid principal balance of a Residential Mortgage Agreement at the Effective Date as listed on Schedule A.

     M. "Total Initial Principal Balances" is the sum of the Initial Principal Balances of all of the Residential Mortgage Agreements listed in the attached Schedule A.

     N. Total Amortized Principal Balances" is the sum of the unpaid principal balances of the Residential Mortgage Agreements listed in the attached Schedule A which were outstanding at the beginning of the month.

     O. "Security" is the bond(s), certificate(s), or other security instrument(s) identified or referred to on the face of this policy.

     P. "Fraud" is any claim where fraud, error, omission, misrepresentation, dishonesty, negligence or similar occurrence with respect to any Residential Mortgage Agreement has taken place on the part of a person, including without limitation, any appraiser, any builder or developer, or any other party involved in the origination or servicing of the Residential Mortgage Agreement.

     Q. "Qualified" means the Company is duly qualified under applicable state laws as a mortgage guaranty insurance company, duly authorized to write the insurance provided by this Policy, and has a financial strength rating of not lower than "Baa3" from Moody's and "BBB-" from S&P.

     R. "Primary Mortgage Guaranty Insurance Policy" or "Primary Policy" is a policy, certificate, or guarantee, issued with respect to an individual Residential Mortgage Agreement insured under this Policy, by a mortgage guaranty insurance company or government agency or instrumentality which provides coverage required by Condition 7 herein. The existence of any and all such Primary Policies with respect to individual Residential Mortgage Agreements is indicated on Schedule A.

     S. "Transaction Agreements" means the agreements related to the Security, without regard to any amendments, supplements or other modifications to which the Company has not given its written consent.

     T.   "Servicer" means Countrywide Home Loans Servicing LP.

     U. "Effective Date" means the effective date listed on the face of this Policy.

     V.   "Originator" means Countrywide Home Loans, Inc.

2.   Effective Date, Policy Period, Termination and Cancellation
     -----------------------------------------------------------

     The effective date of this Policy shall be the date specified on the face hereof. This Policy shall continue in force (1) as to each Residential Mortgage Agreement listed in the attached Schedule A, until it has been paid in full, is no longer represented by the Security or is otherwise liquidated or (2) until the Security is redeemed or otherwise paid in full. If at any time the Company ceases to be Qualified, the Insured may terminate this Policy upon written notice by it to the Company, and thereupon no further premium shall be due under this Policy. The Company shall use all diligent effort to remain qualified under applicable state laws as a mortgage guaranty insurance company, duly authorized to write the insurance provided by this


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     Policy. Except as provided in this Condition and Condition 3 herein, there is no right of cancellation under this Policy.

3.   Premiums
     --------

     A. The premium for this Policy shall be paid to the Company in the manner and at the Premium Rates specified on the face hereof. Failure to pay any installment of the premium within thirty (30) days after receipt of notice from the Company that such installment is due and unpaid will terminate the liability of the Company with respect to the coverage contained in this Policy, and the Policy thereupon shall be canceled. The Company will provide the Insured with prior written notice mailed to the last known address of the Insured at least thirty (30) days in advance of the effective date of such cancellation. Except as otherwise provided herein, there shall be no refund of premium under this Policy.

     B. If the aggregate losses under this Policy reach the Aggregate Loss Limit specified in Condition 8F herein, the total premium under this Policy is due and shall remain due, provided, however, that the premium shall continue to be calculated and paid in accordance with Condition 3A above.

4.   Assumptions
     -----------

     If a Residential Mortgage Agreement listed in Schedule A is assumed, the coverage under this Policy shall remain in force if the original Borrower is not released from personal liability. If the original Borrower by an assumption is released from personal liability on a Residential Mortgage Agreement listed in Schedule A, the liability of the Company for coverage under this Policy as to such Residential Mortgage Agreement shall terminate unless the Company approves the assumption in writing. The Insured shall provide the Company with the information and documentation required by the Company. The Company shall not unreasonably withhold approval of an assumption.

5.   Notice of Prepayments and Assumptions
     -------------------------------------

     Unless otherwise mutually agreed by the Insured and the Company, the Insured shall each month provide the Company with: (1) a listing of those Residential Mortgage Agreements which have been prepaid in full, which have been assumed or as to which there have been losses, and (2) a listing of those Residential Mortgage Agreements which are no longer covered by Primary Mortgage Guaranty Insurance Policies pursuant to Condition 7 herein.

6.   Notice of Default
     -----------------

     Within fifteen (15) days after the Insured receives notice or otherwise becomes aware that:

     A.   A Borrower is Three (3) Months in Default, as defined herein, or

     B. Proceedings to acquire title to a Borrower's property have been commenced,

     whichever event occurs first, notice thereof shall be given to the Company by the Insured upon the form furnished by the Company, provided, however, that failure of the Company to furnish forms shall not relieve the Insured of the obligation to give notice in any reasonable form within the required time. Thereafter, the Insured shall report monthly to the Company in summary form the status of the Borrower's account, until a claim is submitted to the Company or until the Borrower is less than Three (3) Months in Default. Notice of Default shall also be given to the insurer of any Primary Policy in accordance with the terms and conditions of such Primary Policy, but in no event later than the time notice of Default is given to the Company under this Policy.


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7.   Primary Policies
     ----------------

     As a condition precedent to payment of any loss as may be determined to be due under this Policy, the Insured shall maintain any Primary Policy which was in forces as of the Effective Date of this Policy and which is not cancelable under the terms of the related Residential Mortgage Agreement or applicable law.

8.   Loss Computation and Conditions
     -------------------------------

     A. Advances - In the event of Default, it shall be a condition precedent to payment of a claim on any Residential Mortgage Agreement that the Insured advance: (1) hazard insurance premiums,
          (2) real estate property taxes, (3) property protection and preservation expenses, (4) property sales expenses, and (5) foreclosure costs (including court costs and reasonable attorneys fees), in each case to the extent not constituting Nonrecoverable Servicing Advances.

     B. Restoration - In the event of Default, if there is any physical loss or damage to the property from any cause, whether by accidental means or otherwise, it shall be a condition precedent to payment of a claim on the Residential Mortgage Agreement that the Insured restore the property to its condition at the time of the issuance of this Policy, reasonable wear and tear excepted.

     C. Computation of Loss - Subject to the requirement of a Primary Policy pursuant to Condition 7 herein, the Deductible Amount and the Aggregate Loss Limit contained in Condition 8F below, the amount of loss payable to the Insured on each individual claim shall be:

          the total of:

          (1) the amount of the unpaid principal balance at the time of an Approved Sale of the property,

          (2) subject to Condition 9C herein, the amount of the accumulated delinquent interest computed to the date of claim settlement at the Residential Mortgage Agreement rate of interest, and

          (3) the amount of advances made by the Insured under Condition 8A above,

          less:

          (4)  the net proceeds upon an Approved Sale of the property.

          (5) any amount received by the Insured pursuant to any applicable Primary Policy as required by Condition 7 herein.

D. Loss Payment Option - Subject to the requirement of a Primary Policy pursuant to Condition 7 herein, the exhaustion of the Deductible Amount and the Aggregate Loss Limit contained in Condition 8F below, in lieu of paying the loss determined by the computation in Condition 8C above, the Company may, at its option, pay the Insured the total of the amounts under clauses (1), (2) and (3) of Condition 8C above, less any amount received by the Insured pursuant to any applicable Primary Policy as required by Condition 7 herein. As a condition precedent to the payment of any sum under this loss payment option, the Insured shall provide the Company with Good and Merchantable Title to the property. Within thirty
     (30) days after the property is sold by the Company, the Company shall give written notice to the Insured of the net amount received for such sale.

E. Discharge of Obligation - Any claim payment by the Company pursuant to Condition 8C above or loss payment pursuant to Condition 8D above shall be a full and final discharge of its obligation with respect to such claim or loss under the terms of this Policy.


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     F.   Aggregate Loss Limit - Notwithstanding the provisions of Conditions
          8C and 8D above, the Aggregate Loss Limit of the Company under this Policy is equal to the Aggregate Loss Percentage of the Total Initial Principal Balances of the Residential Mortgage Agreements listed in the attached Schedule, as indicated and subject to the Special Condition on the face of this Policy. The aggregate losses are the sum of losses paid by the Company pursuant to Condition 8C or 8D above, reduced by any net amount the Company receives upon disposal of any property and by any other reimbursement that the Company receives for such losses. When the aggregate losses paid by the Company under this Policy reach an amount equal to the Aggregate Loss Limit, the liability of the Company to pay any additional claims for loss ceases until the aggregate losses are reduced to an amount below the Aggregate Loss Limit.

     G. Aggregate Risk Amount - The Aggregate Risk Amount of the Company under this Policy is equal to the Aggregate Loss Limit less the Deductible Amount. The Aggregate Risk Amount is the maximum aggregate amount the Company will pay under this Policy. When payments by the Company have exceeded the Aggregate Risk Amount the liability of the Company to pay any additional claims for loss ceases.

9.   Submission and Payment of Claims
     --------------------------------

     A. Claims with Primary Policy - If a Primary Policy is required on a Residential Mortgage Agreement pursuant to Condition 7 herein, it shall be a condition precedent to submission and payment of a claim on such Residential Mortgage Agreement under this Policy that the Insured first submit and settle any and all claims for loss under the Primary Policy. If the Insured negotiates a claim settlement on a basis other than on conditions stated in the Primary Policy, the Insured must obtain the consent of the Company to such settlement. A claim for loss may be filed with the Company on the appropriate form provided by the Company within sixty (60) days after any and all claim(s) for loss have been settled and paid under the Primary Policy or within sixty (60) days after the Insured has conveyed title to the property pursuant to an Approved Sale, whichever occurs later, and shall be accompanied by such documents and other information as are reasonably requested by the Company. The Company shall not unreasonably withhold the approval necessary for such an Approved Sale. The Company is not liable under this Policy for any amount(s) of claims for losses under a Primary Policy

     B. Claims without a Primary Policy - Unless otherwise mutually agreed, a claim for loss may be filed with the Company on the appropriate form provided by the Company within sixty (60) days after the Insured has conveyed title to the property pursuant to an Approved Sale and shall be accompanied by such documents and other information as are reasonably requested by the Company. The Company shall not unreasonably withhold the approval necessary for such an Approved Sale.

     C. Failure to File - Failure to file a claim for loss within sixty (60) days after a claim could first be filed under Condition 9A or 9B above shall be deemed an election by the Insured to waive any rights to claim payment under the terms of this Policy.

     D. Loss Payments - Any payment of loss required to be made to the Insured with respect to any claim shall be payable within sixty (60) days after receipt by the Company of such claim, provided that, if the Company shall within twenty (20) days after the filing of the claim request additional information necessary to complete its review of the claim, then the sixty (60) day period shall be suspended until the Company receives the requested information.

10.  Where Notice is Given
     ---------------------

     All notices, claims, tenders, reports and other data required to be submitted to the Company by the Insured shall be mailed postpaid to:
     Claims Department, Radian Guaranty Inc., 1601 Market Street, Philadelphia, Pennsylvania 19103. The Company may change this address by giving written notice to the Insured. All notices to the Insured shall be mailed postpaid to it at its address shown on the face of this Policy.


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11.  To Whom Provisions Applicable
     -----------------------------

     The provisions of this Policy shall inure to the benefit of and be binding upon the Company, the Insured, and any of their respective successors and assigns.

12.  Suit
     ----

     No suit or action on this Policy for recovery of any claim shall be sustained in any court of law or equity unless all material conditions of this Policy have been complied with, except that a condition may be specifically waived by the Company in writing. A suit against the Company must be commenced within three (3) years after the loss can be determined.

13.  Waiver of Conditions
     --------------------

     No condition of the Policy, amendment or endorsement thereto shall be deemed waived, altered or otherwise compromised unless stated in writing and duly executed. Each of the conditions of this Policy is severable, and a waiver, alteration or compromise of one condition shall not be construed as a waiver, alteration or compromise of any other condition.

14.  Servicer Reports
     ----------------

     In addition to any reporting requirements specified in this Policy, the Servicer agrees to forward to the Company any monthly report that is required to be delivered to the Trustee, within five (5) business days of receipt.

15.  Conflict with Laws
     ------------------

     Any provision of this Policy which is in conflict with the laws of the jurisdiction in which it is effective is hereby amended to conform with the minimum requirements of such laws.

16.  Governing Law
     -------------

     This Policy shall be governed by and construed in accordance with the internal laws of the Commonwealth of Pennsylvania.


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     IN WITNESS WHEREOF, The Company has caused its Corporate Seal to be hereto affixed and these presents to be signed by its duly authorized officer.

                                    RADIAN GUARANTY INC.


                                    By:
                                       ----------------------------------
                                       Senior Vice President


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                                  SCHEDULE A

             Residential Mortgage Agreements Insured by the Policy
             -----------------------------------------------------

                         [On File with the Trustee.]

                                   EXHIBIT A
                                   ---------

                        Representations and Warranties
                        ------------------------------



A. The description of each Residential Mortgage Agreement in the attached Schedule A submitted to the Company by the Originator is true and accurate in all material respects. This information shall be deemed to be incorporated herein by this reference as if set forth in full. The Residential Mortgage Agreements have been submitted to the Company and are attached as Schedule A hereto.

B. The property identified as the security for each Residential Mortgage Agreement listed in Schedule A consists of real property improved by a residential one-to four-family dwelling located in the United States of America.

C. The original appraised value of the property securing each Residential Mortgage Agreement listed in the attached Schedule A as of the origination of each loan is accurately set forth in Schedule A.

D. The original principal balance of each Residential Mortgage Agreement listed in Schedule A is accurately set forth on such Schedule A.

E. A credit report with FICO score (or equivalent approved by the Company) was obtained and utilized in the underwriting of each Residential Mortgage Agreement listed in Schedule A. This FICO score (or equivalent approved by the Company) is accurately set forth on the Schedule. This FICO score is the middle of three (3) scores, or the lower of two (2) scores if only two (2) scores were available.

F. Each Residential Mortgage Agreement listed in the attached Schedule A was underwritten at the time it was originated in a manner materially consistent with the Originator's underwriting guidelines (the "Underwriting Guidelines"). Any material change to the Underwriting Guidelines requires the Company's written approval prior to submission of loans.

G. Each Residential Mortgage Agreement listed in the attached Schedule A is secured by a first mortgage lien on a Residential property.

H. As of the Effective Date of this Policy, each Residential Mortgage Agreement listed in the attached Schedule A is not thirty (30) days or more past due as of June 1, 2006 on a scheduled payment. For the avoidance of doubt, a Residential Mortgage Agreement is considered current as of the Effective Date if the customer is due for the May 1, 2006 or later scheduled payment.

I. Each Residential Mortgage Agreement listed in the attached Schedule A will be serviced by the Servicer in a manner materially consistent with the Servicer's servicing guidelines. The Servicer will exercise the same care for each Residential Mortgage Agreement listed in Schedule A that it customarily employs and exercises in servicing and administering mortgage loans for its own account. Any transfer of servicing to a counterparty other than the Servicer requires the Company's prior written approval.

J. The Insured will pay all applicable premium taxes on Residential Mortgage Agreements listed in Schedule A where the related properties are located in the State of Kentucky or West Virginia.

K. Each Residential Mortgage Agreement listed in Schedule A was originated in compliance with all applicable laws and regulations.

L. None of the Residential Mortgage Agreements listed in the attached Schedule A is secured by a manufactured home.


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Notwithstanding any investigation by the Company, the representations and warranties set forth above are material inducements to the Company to extend mortgage insurance coverage on the Residential Mortgage Agreements listed in Schedule A. The Company has relied on and shall continue to rely upon the accuracy and completeness of each of the above representations and warranties. The Insured agrees that the Company shall not be liable for and this Policy shall not apply, extend to or cover any loan (s) whose terms do not satisfy each of the criteria set forth above. Notwithstanding any contrary or otherwise inconsistent provision of the Policy or any other document, agreement or instrument, the above representations and warranties shall survive the issuance of this Policy and shall continue in full force and effect throughout the term of this Policy.